Westlake Chemical Corporation Fourth Quarter 2018 Earnings Presentation

Westlake Chemical Corporation 2018 Business Highlights . 2018 annual net income of $1.0 billion, or $7.62 per diluted share . Record annual performance . Record annual sales of $8.6 billion . Record annual income from operations of $1.4 billion . Record annual EBITDA of $2.1 billion . Achieved Axiall synergies of $275 million . Retired $1.2 billion of debt in 2018 . Increased quarterly dividend ~20% in August 2018 . Expanded Westlake stock repurchase program . Finalized purchase of NAKAN™, a global PVC compounding business 2

Westlake Chemical Corporation Fourth Quarter and Full Year 2018 Financial Highlights Q4 2018 vs. Q4 2018 vs. ($ in millions) Q4 2018 Q4 2017 Q4 2017 Q3 2018 Q3 2018 2018 2017 2018 vs. 2017 Sales $1,995 $2,010 (1%) $2,255 (12%) $8,635 $8,041 7% Operating Income $207 $363 (43%) $396 (48%) $1,408 $1,225 15% Vinyls EBITDA $257 $331 (22%) $391 (34%) $1,439 $1,095 31% Olefins EBITDA $126 $201 (37%) $198 (36%) $715 $803 (11%) Corporate EBITDA ($9) ($15) 40% ($9) - ($53) ($57) 7% EBITDA¹ $374 $517 (28%) $580 (36%) $2,101 $1,841 14% Fourth Quarter 2018 vs. Fourth Quarter 2017 Full Year 2018 vs. Full Year 2017 + Higher polyethylene sales volumes + Higher caustic soda sales prices and volumes + Higher caustic soda sales prices and volumes + Higher polyethylene sales volumes - Higher ethane feedstock costs + Higher PVC sales volumes - Lower sales prices for polyethylene and PVC resin + Lower purchased ethylene costs - Higher fuel costs - Higher ethane feedstock costs (1) Reconciliations of EBITDA, Vinyls EBITDA, Olefins EBITDA and Corporate EBITDA to the applicable GAAP measures can be found on pages 8 and 9 3

Westlake Chemical Corporation Earnings Impact – Ethane Feedstock Costs Ethane $ per Gallon $0.60 $0.50 $0.40 $0.30 $0.20 $0.10 $- Jul-18 Aug-18 Sep-18 Oct-18 Nov-18 Dec-18 . Higher ethane feedstock costs – the increases in ethane costs experienced in August and September 2018 impacted our earnings in the fourth quarter of 2018 . Our FIFO method of accounting provides a benefit in periods of rising costs and a headwind in periods of declining costs . It takes four to six weeks for purchased ethane costs to be reflected in our cost of sales 4

Vinyls Segment Performance Q4 2018 vs. Q4 2018 vs. ($ in millions) Q4 2018 Q4 2017 Q4 2017 Q3 2018 Q3 2018 2018 2017 2018 vs. 2017 Sales $1,502 $1,493 1% $1,714 (12%) $6,616 $5,990 10% Operating Income $125 $214 (42%) $251 (50%) $913 $639 43% EBITDA $257 $331 (22%) $391 (34%) $1,439 $1,095 31% Fourth Quarter 2018 vs. Fourth Quarter 2017 Fourth Quarter 2018 vs. Third Quarter 2018 + Higher caustic soda sales volumes and − Lower sales prices for caustic soda and PVC prices − Higher ethane feedstock and purchased − Lower PVC prices ethylene − Higher ethane feedstock costs − Higher fuel costs − Higher fuel costs − Seasonally lower sales volumes for downstream vinyls business Q4 2018 Q4 2018 vs. vs. Q4 2017 Q3 2018 Average Average Sales Price Volume Sales Price Volume + 0.2% + 0.4% - 3.0% - 9.3% 5

Olefins Segment Performance Q4 2018 vs. Q4 2018 vs. ($ in millions) Q4 2018 Q4 2017 Q4 2017 Q3 2018 Q3 2018 2018 2017 2018 vs. 2017 Sales $493 $517 (5%) $541 (9%) $2,019 $2,051 (2%) Operating Income $90 $166 (46%) $162 (44%) $573 $655 (13%) EBITDA $126 $201 (37%) $198 (36%) $715 $803 (11%) Fourth Quarter 2018 vs. Fourth Quarter 2017 Fourth Quarter 2018 vs. Third Quarter 2018 + Higher polyethylene sales volumes - Lower polyethylene sales prices - Lower polyethylene sales prices - Lower sales volumes for our major products - Higher ethane feedstock costs - Higher ethane feedstock costs - Higher fuel costs - Higher fuel costs Q4 2018 Q4 2018 vs. vs. Q4 2017 Q3 2018 Average Average Sales Price Volume Sales Price Volume - 13.1% + 8.4% - 5.6% - 3.3% 6

7

Reconciliation of EBITDA to Net Income, Income from Operations and Net Cash Provided by Operating Activities Three Months Ended Three Months Ended December 31, September 30, Twelve Months Ended December 31, (in $ millions) 2018 2017(1) 2018 2018 2017(1) Net cash provided by operating $ 254 $ 566 $ 606 $ 1,409 $ 1,528 Changes in operating assets and liabilities and other (135) (307) (259) (313) (723) Deferred income taxes 12 557 (29) (62) 534 Net income 131 816 318 1,034 1,339 Less: Other income (expense), net (1) 2 23 52 15 Interest expense (30) (40) (28) (126) (159) (Provision for) benefit from income taxes (45) 491 (73) (300) 258 Operating Income 207 363 396 1,408 1,225 Add: Depreciation and amortization 168 152 161 641 601 Other income (expense), net (1) 2 23 52 15 EBITDA $ 374 $ 517 $ 580 $ 2,101 $ 1,841 1 - Net income for the fourth quarter of 2017 included a one-time non-cash benefit of $591 million as a result of the 8 U.S. Tax Cuts and Jobs Act

Reconciliation of Vinyls, Olefins and Corporate EBITDA to Applicable Operating Income Loss Three Months Ended Three Months Ended December 31, September 30, Twelve Months Ended December 31, (in $ millions) 2018 2017 2018 2018 2017 Vinyls EBITDA $ 257 $ 331 $ 391 $ 1,439 $ 1,095 Less: Depreciation and Amortization 129 117 124 491 449 Other Income (Expenses), net 3 0 16 35 7 Vinyls Operating Income (Loss) 125 214 251 913 639 Olefins EBITDA 126 201 198 715 803 Less: Depreciation and Amortization 36 34 35 138 145 Other Income (Expenses), net 0 1 1 4 3 Olefins Operating Income (Loss) 90 166 162 573 655 Corporate EBITDA (9) (15) (9) (53) (57) Less: Depreciation and Amortization 3 1 2 12 7 Other Income (Expenses), net (4) 1 6 13 5 Corporate Operating Income (Loss) (8) (17) (17) (78) (69) Vinyls Operating Income (Loss) 125 214 251 913 639 Olefins Operating Income (Loss) 90 166 162 573 655 Corporate Operating Income (Loss) (8) (17) (17) (78) (69) Total Operating Income (Loss) $ 207 $ 363 $ 396 $ 1,408 $ 1,225 9

Safe Harbor Language This presentation contains certain forward-looking statements. Actual results may differ materially depending on factors such as general economic and business conditions; the cyclical nature of the chemical industry; the availability, cost and volatility of raw materials and energy; uncertainties associated with the United States, Europe and worldwide economies, including those due to political tensions in the Middle East and elsewhere; current and potential governmental regulatory actions in the United States and Europe and regulatory actions and political unrest in other countries; industry production capacity and operating rates; the supply/ demand balance for our products; competitive products and pricing pressures; instability in the credit and financial markets; access to capital markets; terrorist acts; operating interruptions including leaks, explosions, fires, weather-related incidents, mechanical failure, unscheduled downtime, labor difficulties, transportation interruptions, spills and releases and other environmental risks; changes in laws or regulations; technological developments; our ability to implement our business strategies; creditworthiness of our customers; and other factors described in our reports filed with the Securities and Exchange Commission. Many of these factors are beyond our ability to control or predict. Any of these factors, or a combination of these factors, could materially affect our future results of operations and the ultimate accuracy of the forward-looking statements. These forward-looking statements are not guarantees of our future performance, and our actual results and future developments may differ materially from those projected in the forward-looking statements. Management cautions against putting undue reliance on forward-looking statements. Every forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward-looking statements. Investor Relations Contacts Steve Bender Jeff Holy Executive Vice President & Vice President & Chief Financial Officer Treasurer Westlake Chemical 2801 Post Oak Boulevard, Suite 600 Houston, Texas 77056 713-960-9111 10